Exhibit 10.1 – EnPro Industries, Inc. 2002 Equity Compensation Plan (2005 Amendment and Restatement) (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A dated March 29, 2005 filed by EnPro Industries, Inc.)